UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders, or the Annual Meeting, was held on May 31, 2017. Proxies for the Annual Meeting were solicited by the Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board of Directors’ solicitation. There were 21,460,543 shares of common stock entitled to vote at the Annual Meeting. A total of 17,903,184 shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1

David C. Stump, M.D. and Daniel N. Swisher, Jr. were elected as Class III directors to hold office until the 2020 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
David C. Stump, M.D.	10,966,086	588,267	6,348,831
Daniel N. Swisher, Jr.	10,961,945	592,408	6,348,831

In addition to the directors elected above, Steve R. Carchedi, Geoffrey M. Parker and Dayton Misfeldt will continue to serve as Class I directors until the 2018 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal, and James W. Young, Ph.D., Steven B. Ketchum, Ph.D. and Homer L. Pearce, Ph.D. will continue to serve as Class II directors until the 2019 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal.

Proposal No. 2

The vote, on an advisory basis, of the compensation of our named executive officers as disclosed in the 2017 proxy statement, filed with the Securities and Exchange Commission on April 20, 2017, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
9,955,745	620,666	977,942	6,348,831

Proposal No. 3

The selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017 was ratified by the following vote:

For	Against	Abstain
17,840,839	56,956	5,389

Proposal No. 4

Our stock option exchange program, pursuant to which our employees would be given the opportunity to exchange eligible stock options for new stock options was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
7,575,362	3,054,830	924,161	6,348,831

Proposal No. 5

The amendment of our 2011 Equity Incentive Plan to (i) increase the limit on the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under our 2011 Equity Incentive Plan, (ii) increase the limit of the maximum number of shares of our common stock subject to options, stock appreciation rights and other stock awards that may be granted under our 2011 Equity Incentive Plan to any participant in any calendar year to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iii) revise the permitted means of adjustment when calculating the attainment of performance goals for performance awards granted under our 2011 Equity Incentive Plan to reflect the elimination of the concept of “extraordinary items” from the GAAP method of accounting was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
8,141,467	2,480,664	932,222	6,348,831

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Dated: June 5, 2017

	By:	/s/ Daniel N. Swisher, Jr.
Daniel N. Swisher, Jr.
Chief Executive Officer, President, Interim Chief Financial Officer and Corporate Secretary